Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NUMBER 1

Current Report
Pursuant To Section 13 or 15(d) Of
The Securities Exchange Act of 1934

Date of Earliest Report Event:  November 30, 2007

RICK'S CABARET INTERNATIONAL, INC.
(Exact  Name  of  Registrant  As  Specified  in  Its  Charter)

Texas	0-26958	76-0037324
(State Or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10959 Cutten Road
Houston, Texas 77066
(Address Of Principal Executive Offices, Including Zip Code)

(281) 397-6730
(Registrant's  Telephone  Number,  Including  Area  Code)

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

The financial statements and pro forma financial information contained in this Form 8-K, Amendment Number 1 are in connection with our acquisition of 100% of the stock of Stellar Management, Inc. and Miami Gardens Square One, Inc. on November 30, 2007, which we reported on Form 8-K dated December 3, 2007.

The financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) are attached hereto as Exhibits 99.1 and 99.2, respectively.

(c) Exhibits

Exhibit Number	Description

99.1	Combined Financial Statements of Miami Gardens Square One, Inc. and Stellar Management, Inc.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

RICK'S CABARET INTERNATIONAL, INC.

/s/ Eric Langan
By: Eric Langan
Date: February 11, 2008	President and Chief Executive Officer